NATIXIS FUNDS

Supplement dated March 4, 2013 to the McDonnell Intermediate Municipal Bond Fund’s

Statement of Additional Information dated December 31, 2012, as may be revised or supplemented from time to time.

Effective immediately, the fourth paragraph in the sub-section “Systematic Withdrawal Plans (All Classes)” within the section “Shareholder Services” is hereby replaced with the following:

Ordinary income dividends are reinvested monthly based upon the NAV determined as of the close of the NYSE on the last business day of the month. Capital gain distributions are reinvested (without a sales charge in the case of Class A shares) based upon the NAV determined as of the close of regular trading on the NYSE on the ex-dividend date.

Effective immediately, the first sentence of the second paragraph in the section “Distributions” is hereby replaced with the following:

Ordinary income dividends for the Fund are reinvested monthly based upon the NAV determined as of the close of the NYSE on the last business day of the month. Capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution.